RX FUNDS TRUST

(formerly, the American Independence Funds Trust II)

(the “Trust”)

SUPPLEMENT DATED DECEMBER 28, 2015

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2015

(AS SUPPLEMENTED THROUGH SEPTEMBER 28, 2015)

RX MAR TACTICAL MODERATE GROWTH FUND (formerly the American Independence MAR Tactical Moderate Growth Fund) (TICKERS: MGZIX, MGZAX, MGZCX)	RX MAR TACTICAL GROWTH FUND (formerly the American Independence MAR Tactical Growth Fund) (TICKERS: MGMIX, MGMAX, MGMCX)

This supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2015, as supplemented through September 28, 2015, for the Rx Funds Trust, updates certain information in the Prospectus and SAI with respect to the Rx MAR Tactical Moderate Growth Fund and the Rx MAR Tactical Growth Fund, each a series of the Trust (the “Funds”).

As announced in a supplement dated August 3, 2015 to the Funds’ Prospectus and SAI, effective July 31, 2015, the Advisory Agreement between American Independence Financial Services, LLC (“American Independence”), which is now known as RiskX Investments, LLC, the Funds’ adviser, (“RiskX Investments” or “Adviser”) and the Trust on behalf of the Funds, by its terms, and in accordance with certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), was terminated upon the merger between American Independence and FolioMetrix, LLC (the “Transaction”).

In anticipation of the Transaction, the Trust’s Board of Trustees, approved, in accordance with Rule 15a-4 under the 1940 Act, an interim advisory agreement (“Interim Agreement”) and a new advisory agreement (“New Agreement”), both between the RiskX Investments and the Trust on behalf of the Funds. The Interim Agreement became effective on August 1, 2015. Under Rule 15a-4, an interim agreement may have a duration of up to 150 days and any compensation earned under the interim agreement must be held in an escrow account with the fund’s custodian. Currently, the expenses of the Funds are above their respective expense limitations and the Adviser is reimbursing both Funds. No investment advisory fees are being paid to the Adviser.

Shareholders of the Funds have not approved the New Agreement. Therefore, in order to avoid disruption of the Funds’ investment management program, and until a meeting of shareholders of the Funds can be held in order to consider and approve the New Agreement, RiskX Investments will continue to provide the Funds with the same level of investment advisory services, with no fees or expenses being payable by the Funds to the Adviser. The same portfolio management team consisting of Dr. James Breech, of Cougar Global Investments, Ltd., the Funds’ sub-adviser, and Mr. Charles McNally, of RiskX Investments, is expected to continue to manage the Funds’ portfolios. The Funds’ investment objectives, principal investment strategies and investment policies will remain the same. Each Fund will not accrue advisory fees starting December 28, 2015 until each Fund’s shareholders approve the New Agreement, and, in addition, the expense limitation ratios will be lowered by the amount of the advisory fees. Details regarding the special meeting of shareholders will be provided in a proxy statement in the near future.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE